                        SETTLEMENT AND RELEASE AGREEMENT

         THIS SETTLEMENT AND RELEASE AGREEMENT is made and entered into as of the 12th day of December, 2000 by and between HANNOVER LIFE REASSURANCE COMPANY OF AMERICA, a Florida corporation ("Hannover"), and HEALTHAXIS INC., a Pennsylvania corporation ("HAXS").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, HAXS (formerly known as Provident American Corporation) executed in favor of Hannover (formerly known as Reassurance Company of Hannover) and in favor of Central Reserve Life Insurance Company ("CRL") that certain Guaranty dated December 29, 1998, as amended (the "Guaranty"), whereby HAXS guaranteed certain payments owed by HAXS' then affiliate, Provident Indemnity Life Insurance Company, to Hannover and the observance of various covenants, all as more particularly set forth in the Guaranty; and

         WHEREAS, CRL assigned, quit claimed and conveyed to Hannover all of CRL's right, title and interest in and to the Guaranty; and

         WHEREAS, Hannover alleges that HAXS has defaulted under the terms of the Guaranty and Hannover believes it is entitled to immediately enforce all of its rights and remedies under the Guaranty; and

         WHEREAS, HAXS desires to pay Hannover a cash settlement in consideration for the full and complete release of HAXS by Hannover of all liability under the Guaranty; and

         WHEREAS, Hannover desires to accept a cash settlement payment from HAXS as full consideration and satisfaction of its rights and remedies under the Guaranty and to release HAXS from liability under the Guaranty, but only upon and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the satisfaction of Hannover's rights and remedies under the Guaranty (as hereinafter provided), the cash settlement payment by HAXS to Hannover, the release by Hannover of HAXS' liability under the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are hereby incorporated herein by this reference.

         2. Settlement. Upon and subject to the terms and conditions set forth herein, HAXS' obligations and liability to Hannover under the Guaranty shall be fully satisfied and discharged as follows:


            2.1. Cash Payment. On the Effective Date (as defined herein), HAXS shall and hereby agrees to pay to Hannover, and Hannover shall and agrees to accept from HAXS, a cash payment in the amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000.00) as full and final payment and settlement of all monies due to Hannover from HAXS now and forever under the Guaranty.

            2.2. Termination and Release of Liability. On the Effective Date upon receipt by Hannover of the cash payment provided in Section 2.1, (a) the Guaranty shall be terminated and of no further force and effect, (b) the Stock Pledge Agreement between HAXS and Hannover, pursuant to which certain shares of the common stock of Provident Indemnity Life Insurance Company ("PILIC") were pledged as collateral to secure obligations under the Guaranty, shall be terminated and of no further force and effect, and (c) HAXS shall be unconditionally released, remised, acquitted, satisfied and forever discharged by Hannover from any and all liability, claims and/or costs now, then or forever asserted to be owing to Hannover by HAXS under the Guaranty or the Stock Pledge Agreement.

         3. General Representations, Warranties and Covenants of HAXS. As an inducement to Hannover's agreeing to enter into this Agreement, HAXS hereby represents, warrants and covenants to Hannover as of the date hereof through and including the Effective Date as follows:

            3.1. Authority. HAXS is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has full corporate power and lawful authority to enter into this Agreement. The execution, delivery and performance of this Agreement has been duly and properly authorized pursuant to all requisite corporate action in accordance with HAXS' articles of incorporation, bylaws, and the laws of the Commonwealth of Pennsylvania, and do not and will not violate any provisions of any law, rule, regulation, order, writ, judgment, injunction or decree applicable to HAXS, or result in a breach or default of any agreement or instrument to which HAXS is a party.

            3.2. Guaranty. The obligations of HAXS under the Guaranty constitute the valid and legally binding obligations of HAXS enforceable against HAXS in accordance with the terms of the Guaranty (subject in all cases to the extent that enforcement of the Guaranty may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors and the application of general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity).

            3.3. No Bankruptcy Intent. HAXS has no intent to file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (hereinafter referred to as the "Bankruptcy Code"), or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity. Furthermore, to its knowledge HAXS is not aware of any person(s) or creditor(s) which intend(s) to file an involuntary petition in bankruptcy against HAXS under the Bankruptcy Code. HAXS covenants to Hannover and agrees to immediately notify Hannover of any intent by HAXS, or to the knowledge of HAXS by any person(s) or creditor(s), to file any voluntary or involuntary, as applicable, petition in bankruptcy against HAXS under the Bankruptcy Code. The parties agree that the representations, warranties and covenants of HAXS regarding notification contained in this
Section 3.3 shall survive the Effective Date for a period of one (1) year.

         4. General Representations, Warranties and Covenants of Hannover. As an inducement to HAXS' agreeing to enter into this Agreement, Hannover hereby represents, warrants and covenants to HAXS as of the date hereof through and including the Effective Date as follows:

            4.1. Authority. Hannover is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power and lawful authority to enter into this Agreement. The execution, delivery and performance of this Agreement have been duly and properly authorized pursuant to all requisite corporate action in accordance with each of its articles of incorporation, bylaws, and the laws of the State of Florida, and do not and will not violate any provisions of any law, rule, regulation, order, writ, judgment, injunction or decree applicable to Hannover, or result in a breach or default of any agreement or instrument to which Hannover is a party.

            4.2 CRL Assignment. CRL has assigned, quit claimed and conveyed to Hannover all of CRL's right, title and interest in and to the Guaranty and the Stock Pledge Agreement, and CRL retains no rights thereunder.

         5. Closing. The closing of the transaction contemplated hereby shall occur on the earlier of (i) the date on which HAXS and HealthAxis.com, Inc. close on the transaction involving the transfer and sale by HAXS to HealthAxis.com, Inc. of HAXS's office building located in East Norriton, Pennsylvania (the "HAXS Building Transaction"), or (ii) December 15, 2000 (the "Effective Date").

            5.1. On the Effective Date, the parties shall execute and deliver the following:

               5.1.1. Cash Payment. HAXS shall pay Hannover the cash settlement amount of $4,250,000, such payment to be made by wire transfer of immediately available cash funds to an account designated by Hannover not less than 48 hours prior to the Effective Date.

               5.1.2 Bring Down Certificates. HAXS and Hannover shall each execute and deliver a Certificate certifying that all of their respective covenants, representations and warranties contained herein are true and complete as of the Effective Date.

               5.1.3. Collateral. Hannover shall deliver to HAXS a certificate or certificates representing shares in PILIC pledged to Hannover in accordance with the terms of the Stock Pledge Agreement.

            5.2 Termination. In the event that all of the respective covenants, representations and warranties of HAXS and Hannover are not materially true and complete ("in breach") as of or prior to the Effective Date, then the non-breaching party may terminate this Agreement at any time prior to completion of the Closing and this Agreement shall be of no further legal force or effect. In the event the Closing has not occurred by December 15, 2000 because the HAXS Building Transaction has not closed, such failure to close shall constitute a material breach of this Agreement by HAXS and Hannover may immediately terminate this Agreement.

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         6. Litigation and Attorneys' Fees. If either party to this Agreement shall bring suit in connection with the enforcement or interpretation of any provisions hereof, the prevailing party on any issue in any such litigation and any appeals therefrom shall be entitled to recover from the other party, in addition to any other relief granted as a result of such litigation, all costs and expenses of such litigation and reasonable attorneys' fees and paralegals' fees incurred prior to trial, at trial, on appeal and in connection with any bankruptcy proceedings.

         7. Time of Essence. Time is of the essence of this Agreement and in the performance of all conditions and covenants to be performed or satisfied by either party hereto. Whenever a date specified herein shall fall on a Saturday, Sunday or legal holiday, the date shall be extended to the next succeeding business day.

         8. Captions and Paragraph Headings. Captions and paragraph headings contained in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or content of this Agreement nor the intent of any provision hereof.

         9. Notices. Any notice or other communication permitted or required to be given hereunder by one party to the other shall be in writing and shall be hand delivered, sent by overnight courier service requiring receipt or mailed by registered or certified United States Mail, postage prepaid, return receipt requested, to the party entitled or required to receive the same at the address specified below or at such other address as may hereafter be designated in writing by any such party. Notice shall be deemed given when actually received.

         To Hannover:        Steven B. Najjar, Esq.
                             Hannover Life Reassurance Company of America
                             800 North Magnolia Avenue, Suite 1400
                             Orlando, Florida  32803-3251

         With a copy to:     Lowndes, Drosdick, Doster,
                             Kantor & Reed, P.A.
                             215 N. Eola Drive
                             P. O. Box 2809
                             Orlando, Florida  32802
                             Attention: William R. Bird, Jr., Esquire

         To HAXS:            Michael Ashker
                             HealthAxis Inc.
                             2500 DeKalb Pike
                             East Norriton, Pennsylvania 19401
                             cc: Michael G. Hankinson, General Counsel

         10. Governing Law and Binding Effect. The interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to applicable principles of conflicts of laws. The terms and provisions of this Agreement shall bind, and the benefits and advantages hereof shall inure to and be enforceable by, Hannover and HAXS as well as their respective affiliates, subsidiaries, successors and permitted assigns. Whenever used herein, the singular name shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         11. Jurisdiction; Service of Process. Each party hereto agrees that any claim or cause of action, whether in law or equity, arising under or relating to this Agreement shall be brought in the state court of Orange County, Florida or its equivalent and may not be brought in, or removed to, any federal United States District Court to the extent that such court would have jurisdiction over the subject matter of such action. Each party hereto hereby consents and submits to the in personam jurisdiction of such court, and to the extent permitted by law, hereby consents that all service of process may be made by certified or registered mail, postage prepaid and return receipt requested. Each party hereto waives any objection based on forum non conveniens and waives any objection to venue of any action instituted hereunder to the extent that an action is brought in the court identified in this Section 12. Each party hereto agrees that a judgment in any such action shall be final, conclusive and non-appealable and may be enforced in any other jurisdiction in any manner provided by law.

         12. Integrated Contract and Modification. This Agreement represents the complete and entire understanding and agreement between and among the parties hereto with regard to all matters involved in this Agreement and supersedes any and all prior or contemporaneous agreements, whether written or oral. This Agreement may not be modified or amended except in writing signed by all parties.

         13. Survival of Provisions. Except as expressly herein provided, the covenants, representations, warranties, acknowledgments, agreements and obligations contained in this Agreement shall not survive the termination of, or the consummation of the transactions contemplated by, this Agreement.

         14. No Limitation on Remedies. No right, power or remedy conferred or reserved in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved hereunder, or at law or in equity, and each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given hereunder, or now or hereafter existing at law or in equity, subject to the limitations contained herein.

         15. No Waivers. No delay or failure on the part of any party hereto in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions hereof or thereof. Any party may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement or any portion hereof.

         16. No Partnership, Joint Venture or Agency. Nothing contained in this Agreement shall in any respect be interpreted, deemed or construed as making Hannover a partner or joint venturer with HAXS, nor shall it be interpreted, deemed or construed as making Hannover an agent or representative of HAXS, and each of the parties agrees not to make any contrary assertion, contention, claim or counterclaim. In no event shall Hannover be liable for debts or claims accruing or arising against HAXS. The relationship of Hannover to HAXS is that of "creditor" and "debtor".

         17. Pronouns. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.

         18. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Facsimile signatures of the parties shall serve as original signatures and shall be binding upon, and enforceable against, the parties.

         19. Construction of Agreement. Each party acknowledges that it has participated in the negotiation of this Agreement, and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, dictated or drafted such provision; that the parties, and each of them, at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and the parties, and each of them, has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery hereof; that no representations or warranties have been made, or relied upon by the parties, or any of them, pertaining to the subject matter of this Agreement, other than those that are set forth in this Agreement, and all prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the matters which are the subject hereof; that all of the terms of this Agreement were negotiated at arms-length, and that this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others; and that the execution and delivery of this Agreement is the free and voluntary act of each of the parties.

         IN WITNESS WHEREOF, Hannover and HAXS have executed this Agreement in manner and form sufficient to bind them as of the day and year first above written.


Signed, sealed and delivered in the           HANNOVER LIFE REASSURANCE
presence of the following witnesses:          COMPANY OF AMERICA, a Florida
                                              corporation


/s/ Steven B. Najjar                          By: /s/ Peter Schaefer
-----------------------------------               ----------------------------
Signature of Witness                          Printed Name: Peter Schaefer
                                              Title: Vice President

Steven B. Najjar
-----------------------------------
Printed Name of Witness


/s/ Patrick J. McLaughlin
-----------------------------------
Signature of Witness

Patrick J. McLaughlin
-----------------------------------
Printed Name of Witness



                                               HEALTHAXIS INC., a Pennsylvania
                                               corporation

/s/ Michael G. Hankinson                       By: /s/ Michael Ashker
-----------------------------------                ---------------------------
Signature of Witness                           Printed Name: Michael Ashker
                                               Title: President & CEO

/s/ Michael G. Hankinson
-----------------------------------
Printed Name of Witness

/s/ Healther I. Anderson
-----------------------------------
Signature of Witness

Heather I. Anderson
-----------------------------------
Printed Name of Witness




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